UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2006

NorthWestern Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-692 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
125 South Dakota Avenue Sioux Falls, South Dakota (Address of principal executive offices)		57104 (Zip Code)
(605) 978-2908 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 1, 2006, the Board of Directors (“Board”) of NorthWestern Corporation (the “Company”) approved compensation rates for nonemployee directors for service during 2007 as follows:

ANNUAL BOARD RETAINER (1)	CASH	SHARES
Initial Stock Grant (sign-on grant as a new member)	NA	1,000
Board Chair (2)	$100,000	3,000
Board Member	$25,000	2,000
ANNUAL COMMITTEE CHAIR RETAINER (1)	CASH	SHARES
Audit Committee	$8,000	NA
Governance Committee	$6,000	NA
Human Resources Committee	$6,000	NA
Mergers & Acquisitions Committee	$8,000	NA
MEETING FEES**	CASH	SHARES
Board Meeting	$2,500	NA
Committee Meeting	$2,500	NA

(1)	Cash retainers are payable in advance on a quarterly basis. Share-based compensation is payable on January 2, 2007.

(2)

The Board Chair does not receive meeting fees. Due to the significant board meeting activity that occurred during 2006 associated with the Company’s strategic review process and substantial litigation activity, the Board Chair will receive an additional 2,500 shares of the Company’s common stock on January 2, 2007.

In addition, effective November 6, 2006, the nonemployee directors were each awarded 7,500 shares of restricted stock pursuant to the Company’s 2005 Long-Term Incentive Plan (“Plan”).

The awards are subject to the following vesting schedule:

•	One-ninth of the award shall vest on November 1, 2007.
•	Two-ninths of the award shall vest on November 1, 2008.
•	Three-ninths of the award shall vest on November 1, 2009.
•	Two-ninths of the award shall vest on November 1, 2010.
•	One-ninth of the award shall vest on November 1, 2011.

In the event that the merger with Babcock & Brown Infrastructure Limited (“BBI”) is completed prior to any of the above-mentioned vesting dates, any unvested shares under the Plan will vest immediately, and all vested shares will be eligible to receive the merger consideration of $37.00 per share in cash.

In addition, effective November 6, 2006, the Company awarded 147,455 shares of restricted stock pursuant to the Plan to eligible employees, which included the following Named Executive Officers:

Name and Principal Position	No. of Shares

Michael J. Hanson, President and Chief Executive Officer	28,862
Brian B. Bird, Vice President and Chief Financial Officer	13,568
Thomas J. Knapp, Vice President, General Counsel and Corporate Secretary	9,829
Gregory G. A. Trandem, Vice President-Administrative Services	7,628
Curtis T. Pohl, Vice President-Retail Operations	6,551

The employee awards are subject to the same vesting schedule as the awards to nonemployee directors described above.

Item 2.02	Results of Operations and Financial Condition.

On November 2, 2006, NorthWestern Corporation d/b/a NorthWestern Energy (NASDAQ-GS: NWEC) (the “Company”) issued a press release discussing results for the quarter ended September 30, 2006, providing an update on the regulatory process to obtain approval of the merger agreement with Babcock & Brown Infrastructure Limited, revising earnings guidance for fiscal year 2006 and announcing the declaration of a quarterly dividend. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Current Report on Form 8-K provided under Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information provided under Item 2.02 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release dated November 2, 2006

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION

By:	________________________________________
Thomas J. Knapp
Vice President, General Counsel and Corporate Secretary

Date: November 6, 2006

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release dated November 2, 2006

* filed herewith